SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2001


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Connecticut                      001-13211                    06-1289928
--------------------------------    --------------------------    -----------------------
  (State or Other Jurisdiction       (Commission File Number)         (I.R.S. Employer
        of Incorporation)                                            Identification No.)
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                639 Research Parkway, Meriden, Connecticut 06450
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
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                Registrant's telephone number including area code


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item  5.       Other Events.

        On July 24, 2000, Information Management Associates, Inc. a Connecticut corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the
United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy
Court").

        Pursuant to Bankruptcy Rule 2015 and the United States Trustee's
Operating Guidelines and Reporting Requirements for Chapter 11 cases, the
Company is obligated to file monthly operating reports with the Bankruptcy
Court. The Company's unconsolidated, unaudited monthly operating report for Information Management Associates, Inc. for the month ended June 30, 2001 is filed as Exhibit 99.1 hereto.

        On August 10, 2001, the Company entered into an Asset Purchase Agreement
(the "Agreement") with AIT (USA), Inc., a corporation organized under the laws of Ohio ("Purchaser"), and AIT Group plc, a corporation organized under the laws of England, pursuant to which the Company will sell to the Purchaser substantially all of its assets for an aggregate purchase price of $16,500,000, subject to certain adjustments as further described in the Agreement, of which $10,000,000 is payable in cash at the closing, and $6,500,000 is payable pursuant to a non-interest bearing promissory note to be delivered to the Company at the closing. A principal payment of $3,000,000 is payable under the promissory note on the six (6) month anniversary of the closing and the balance of the promissory note is payable on the nine (9) month anniversary of the closing. The transaction is expected to close in September 2001, subject to satisfaction of certain closing conditions and the approval of the Bankruptcy
Court.

        The foregoing description of the transactions contemplated by the Agreement is a summary only and is qualified in its entirety by reference to the complete copy of the Agreement filed as Exhibit 2.1 hereto.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (c)            Exhibits

              Exhibit No.                Description
              -----------                -----------

                    2.1                  Asset Purchase Agreement, dated
                                         August 10, 2001, by and between
                                         Information Management Associates,
                                         Inc., AIT (USA), Inc., and AIT Group
                                         plc.

                   99.1                  Unconsolidated, Unaudited Monthly
                                         Operating Report for the month ended
                                         June 30, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 2001                  INFORMATION MANAGEMENT ASSOCIATES, INC.



                                        By:     /s/ Michael P. McGroarty
                                                ------------------------
                                                Name:  Michael P. McGroarty
                                                Title: Chief Operating Officer
                                                       and General Counsel



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                                  Exhibit Index
                                  -------------




              Exhibit No.                        Exhibit
              -----------                        -------

                    2.1              Asset Purchase Agreement, dated August 10,
                                     2001, by and between Information Management
                                     Associates, Inc., AIT (USA), Inc., and AIT
                                     Group plc.

                   99.1              Unconsolidated, Unaudited Monthly Operating
                                     Report for the month ended June 30, 2001.